UNIVERSAL SECURITY INSTRUMENTS, INC.
                          10324 South Dolfield Road
                        Owings Mills, Maryland 21117

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on October 30, 1997


To the Shareholders of Universal Security Instruments, Inc.:

     The Annual Meeting of Shareholders of UNIVERSAL SECURITY INSTRUMENTS, INC. will be held at Universal Security Instruments, Inc., 10324 South Dolfield
Road, Owings Mills, Maryland 21117, on Thursday, October 30, 1997, at 10:30 a.m. for the following purposes:

     1. To elect a Board of three directors to serve until the next annual meeting and until their successors have been elected and qualify.

     2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on August 18, 1997 will be entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,




                                         HARVEY B. GROSSBLATT
                                         Secretary

DATED:     September 24, 1997

IMPORTANT - YOUR PROXY IS ENCLOSED. Shareholders who do not plan to attend the meeting are requested to complete, date, sign and return promptly the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                               PROXY STATEMENT


     The enclosed proxy is solicited by the Board of Directors of Universal Security Instruments, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders of the Company to be held on October 30, 1997 or any adjournments thereof. The proxy is revocable at any time before exercise by written notice to the Chief Financial Officer of the Company, 10324 South Dolfield Road, Owings Mills, Maryland 21117.

     Only shareholders of record at the close of business on August 18, 1997 will be entitled to notice of and to vote at the meeting. The number of shares of Common Stock, $.01 par value, of the Company (the "Common Stock") outstanding on August 18, 1997 and entitled to vote at the meeting is 3,241,603 shares, each having one vote.

                             BENEFICIAL OWNERSHIP

     The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Common Stock outstanding as of the Record Date:


Name and Address                         Shares beneficially        Percent
of beneficial owner                      owned                    of class<F1>

Michael Kovens                             877,076<F2>               24.9%
10324 South Dolfield Road
Owings Mills, Maryland 21117

Stephen C. Knepper                         403,493<F2>               11.5%
10324 South Dolfield Road
Owings Mills, Maryland 21117

Bruce Paul                                 184,000                    5.7%
One Hampton Road
Purchase, New York

_________________________________

<F1>     For the purpose of determining the percentages of stock beneficially owned, shares of stock subject to options or rights exercisable within 60 days of August 18, 1997 are deemed to be outstanding.

<F2>     For information regarding the nature of beneficial ownership of stock owned by Messrs. Kovens and Knepper, please see footnotes 2 and 3, respectively, under "INFORMATION REGARDING STOCK OWNERSHIP OF MANAGEMENT."

                             ELECTION OF DIRECTORS


     At the 1997 Annual Meeting, three directors will be elected to hold office for the ensuing year and until their successors are elected and qualify.

     Unless otherwise specified in the proxy, it is the present intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the three nominees listed below. Pursuant to the Company's By-laws, the three nominees were nominated by the Board of Directors. If, due to unforeseen contingencies, any of the nominees designated below shall not be available for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated for director by the management of the Company so as to provide a full Board. Management has no reason to believe that any nominee will be unable to serve if elected.

                             Principal occupation                     Director
Name                  Age    for past five years                        since

Stephen C. Knepper    53     Director; Chairman of the Board of the     1970
                             Company 1970 through July 1996;
                             Vice Chairman of the Board since
                             August 1996.


Michael Kovens        54     Director; President of the Company 1970    1970
                             through July 1996; Chairman of the
                             Board since August 1996.


Harvey Grossblatt     51     Director since September 1996;             1996
                             President since July 1996;
                             Chief Financial Officer since
                             April 1997; Executive Vice
                             President of the Company from
                             December 1986 through June 1996;
                             Secretary and Treasurer of the
                             Company since September 1988;
                             Vice President and Chief Financial
                             Officer of the Company from October
                             1983 through May 1995.

     In the fiscal year ended March 31, 1997, the Company did not have any standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions. During the last fiscal year of the Company, the Board of Directors held four regular and special meetings, and each incumbent director attended all of such meetings.

             INFORMATION REGARDING STOCK OWNERSHIP OF MANAGEMENT

     As of August 18, 1997, the shares of the Company's Common Stock owned beneficially by each director, by each executive officer and by all directors and officers as a group were as follows:

                                    Amount and nature of         Percent of
Name of beneficial owner            beneficial ownership         class<F1>

Michael Kovens                            877,076<F2>             24.9%

Stephen C. Knepper                        403,493<F3>             11.5%

Harvey Grossblatt                         125,090<F4>              3.7%

All directors and officers
 as a group (5 persons included         1,425,659                 36.6%
_________________________________

<F1>     For the purpose of determining the percentages of stock beneficially owned, shares of stock subject to options or rights exercisable within 60 days of August 18, 1997 are deemed to be outstanding.

<F2>     Includes 20,178 shares held by Mr. Kovens' adult children and 275,000 shares which Mr. Kovens presently has the right to acquire.

<F3>     Includes 275,000 shares which Mr. Knepper presently has the right to acquire.

<F4>     Includes 96,000 shares which Mr. Grossblatt presently has the right to acquire.


                            EXECUTIVE COMPENSATION


Table I.  Summary Compensation Table

     The following table reflects the aggregate amount paid or accrued by the Company in its three most recent fiscal years, for each executive officer whose compensation exceeded $100,000 in that year.

                                        Long Term Compensation
Name and                                    Awards     Payouts
Principal           Annual Compensation  Stock          LTIP     All Other
Position    Year    Salary  Bonus Other Awards Options Payouts Compensation<F1>

Stephen C.
 Knepper    1997   $183,328   -     -      -    70,000    -       $3,200
Vice        1996   $200,000   -     -      -       -      -       $2,700
 Chairman   1995   $237,500   -     -      -    95,000    -       $3,250
 of the
 the Board

Michael
 Kovens     1997   $300,000   -     -      -    70,000    -       $3,200
Chairman    1996   $200,000   -     -      -       -      -       $3,200
 of the     1995   $237,500   -     -      -    95,000    -       $3,200
 Board

Harvey
 Grossblatt 1997   $142,923   -     -      -    71,000    -       $2,857
President,  1996   $143,675   -     -      -       -      -       $2,840
 Secretary  1995   $143,269   -     -      -       -      -       $2,840
 and
 Treasurer
_________________________________

<F1>     Consists of Company contributions to the Company's 401(k) plan.


Table II. Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option /SAR Values

     The following table sets forth information concerning the number and value of unexercised options held as of March 31, 1996 by each executive officer whose compensation exceeded $100,000 in the year then ended:

                                                                 Value of
                                                Number          Unexercised
                                            of Unexercised     In-the-Money
                       Shares                   Options           Options
                      Acquired                 at FY-End         at FY-End
                         on        Value    Exer-   Unexer-   Exer-   Unexer-
Name                  Exercise   Realized   cisable/cisable   cisable/cisable

Stephen C. Knepper      -          -        215,000/     0    0      /     0
Michael Kovens          -          -        215,000/     0    0      /     0
Harvey Grossblatt       -          -         69,500/26,500    0      /     0


Employment Contracts

     Stephen C. Knepper and Michael Kovens each have employment agreements with the Company which expire on March 31, 1998. Both agreements prohibit competition with the Company during their term and for one year thereafter.
Each employee is entitled to Base Compensation of $250,000 a year plus Incentive Compensation equal to specified percentages of the amount by which the Company's consolidated annual pre-tax profits in each fiscal year exceed the amount the Company would have received if the shareholders' equity (as defined in the agreements) in the Company were invested in United States Treasury Bills. The specified percentage is 5% of the first $1,000,000, 3-3/4 % of the second $1,000,000, 2-1/2% of the third $1,000,000 and 1% of everything over $3,000,000.
In September 1996, Mr. Knepper voluntarily elected a non-reimbursable reduction of $200,000 in base compensation. The employment agreements further provide that each employee is entitled to (i) certain life insurance and medical reimbursement benefits, (ii) upon death or disability, 75% of the Base Compensation for a period of 60 months (including Incentive Compensation for that year if death or disability occurs after the first three months of the fiscal year), (iii) deferred compensation upon termination of their employment in the amount of three times the annual Base Compensation, payable within 30 days after termination, and (iv) the continuation of certain life insurance and medical reimbursement benefits for a period of three years after termination.

             SUBMISSION OF SHAREHOLDER PROPOSALS TO BE CONSIDERED
                        AT THE 1998 ANNUAL MEETING

     Any shareholder desiring to present a proposal to be considered by the shareholders at the Annual Meeting of Shareholders scheduled to be held in September, 1998, and desiring that information concerning such proposal be included in the proxy statement and form of proxy furnished to shareholders by the Board of Directors, should submit /the proposal in writing, including all supporting materials, to the Company at its principal executive offices no later than May 25, 1998.


                                 OTHER MATTERS

     The solicitation of proxies will be made by mail, at the expense of the Company, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Subsequent solicitations may be made by mail, telegraph, telephone or any other appropriate means.

     The Board of Directors of the Company is not aware of any other matter which may be presented for action at the Annual Meeting, but should any such matter requiring a vote of the shareholders arise, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, and discretionary authority to do so is provided for in the proxy.

     Deloitte & Touche LLP is the firm of certified public accountants selected by the Board of Directors of the Company to audit the books and accounts of the Company for the fiscal year ended March 31, 1997, and the Board of Directors anticipates that it will select Deloitte & Touche LLP to serve in that capacity for the fiscal year ending March 31, 1998. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions.

     Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                          By Order of the Board of Directors,



                                          HARVEY B. GROSSBLATT
                                          Secretary

Dated: September 24, 1997

PROXY
Universal Security Instruments, Inc.
10324 South Dolfield Road, Owings Mills, Maryland 21117

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Stephen C. Knepper, Michael Kovens and Harvey B. Grossblatt and each of them, as proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Universal Security Instruments, Inc. held of record by the undersigned on August 18, 1997 at the annual meeting of shareholders to be held on October 30, 1997.

1. ELECTION OF DIRECTORS FOR ALL nominees listed below
   (except as marked to the contrary below)                       __________

   WITHHOLD AUTHORITY
   to vote for all nominees listed below                          __________

   (INSTRUCTION: To withhold authority to vote for any individual nominees, mark line next to the nominee's name below.)

   ___ Stephen C. Knepper     ___ Michael Kovens     ___ Harvey B. Grossblatt

   The term of all directors will expire at the next annual meeting at which their successors are elected and qualify.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all of the nominees listed in the Proxy statement.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                                                ____________________________
                                                Signature


                                                ____________________________
                                                Signature if held jointly